                                              As filed pursuant to Rule 497
                                              under the Securities Act of 1933
                                              Registration No. 033-81472 and
                                                               811-08626


                            VISTA CAPITAL ADVANTAGE

                                   PROSPECTUS
                               DECEMBER 28, 2004

               FLEXIBLE PAYMENT GROUP DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT TWO

        The annuity has several investment choices - Variable Portfolios listed below and available fixed account options. The Variable Portfolios are part of the Anchor Series Trust ("AST") and the SunAmerica Series Trust ("SAST"):

STOCKS:
  MANAGED BY DAVIS ADVISORS
    - DAVIS VENTURE VALUE PORTFOLIO                                         SAST

  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
    - MARSICO GROWTH PORTFOLIO                                              SAST

  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
    - MFS TOTAL RETURN PORTFOLIO                                            SAST

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
    - INTERNATIONAL GROWTH AND INCOME PORTFOLIO                             SAST
BONDS:
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLC
    - GOVERNMENT AND QUALITY BOND PORTFOLIO                                  AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
    - CASH MANAGEMENT PORTFOLIO                                             SAST

        Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Vista Capital Advantage Variable Annuity.

        To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated December 28, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears in this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

        In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life Assurance Company.

        ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------

     AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2003, and its quarterly report on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 file no. 033-47472 are incorporated herein by reference.

     All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

     AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

     AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

     The SEC also  maintains a  website (http://www.sec.gov)  that contains  the
SAI,   materials  incorporated   by  reference   and  other   information  filed
electronically with the SEC by AIG SunAmerica Life.

     AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

      AIG SunAmerica Life Assurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 445-SUN2

      --------------------------------------------------------------------------

            SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
      --------------------------------------------------------------------------

     Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.

                               TABLE OF CONTENTS

                                                              PAGE
ITEM                                                          ----
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............     3
SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION...........................................     4
GLOSSARY....................................................     6
HIGHLIGHTS..................................................     7
FEE TABLES..................................................     8
MINIMUM AND MAXIMUM EXPENSE EXAMPLES........................     9
PERFORMANCE.................................................    10
DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.......................................    10
     AIG SunAmerica Life....................................    10
     Separate Account.......................................    10
     General Account........................................    11
VARIABLE PORTFOLIO OPTIONS..................................    11
     Voting Rights..........................................    12
     Substitution...........................................    12
FIXED ACCOUNT OPTIONS.......................................    12
     Fixed Accounts.........................................    12
     Dollar Cost Averaging Fixed Accounts...................    13
EXPENSES....................................................    13
     Separate Account Charges...............................    13
     Withdrawal Charges.....................................    14
     Investment Charges.....................................    14
     Contract Maintenance Fee...............................    14
     Transfer Fee...........................................    14
     Premium Tax............................................    15
     Income Taxes...........................................    15
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    15
     Free Withdrawal Amount.................................    15
     Nursing Home Waiver....................................    15
DESCRIPTION OF THE CONTRACTS................................    16
     Summary................................................    16
     Ownership..............................................    16
     Annuitant..............................................    16
     Modification of the Contract...........................    16
     Assignment.............................................    16
     Death Benefit..........................................    17
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    18
     Purchase Payments......................................    18
     Allocation of Purchase Payments........................    18
     Accumulation Units.....................................    18
     Free Look..............................................    19
     Transfers During the Accumulation Phase................    19
     Dollar Cost Averaging Program..........................    21
     Automatic Asset Allocation Rebalancing Program.........    22
     Return Plus Program....................................    23
     Withdrawals............................................    23
     Systematic Withdrawal Program..........................    23
     Minimum Contract Value.................................    24
INCOME PHASE................................................    24
     Annuity Date...........................................    24
     Income Options.........................................    24
     Transfers During the Income Phase......................    26
     Deferment of Payments..................................    26
TAXES.......................................................    26
     Annuity Contracts in General...........................    26
     Tax Treatment of Distributions -- Non-qualified
      Contracts.............................................    26
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    27
     Minimum Distributions..................................    27
     Tax Treatment of Death Benefits........................    28
     Contracts Owned by a Trust or Corporation..............    28
     Gifts, Pledges and/or Assignments of a Non-qualified
      Contract..............................................    28

                                                              PAGE
ITEM                                                          ----
     Diversification and Investor Control...................    29
ADMINISTRATION..............................................    29
     Distribution of Contracts..............................    29
CUSTODIAN...................................................
LEGAL PROCEEDINGS...........................................    30
REGISTRATION STATEMENT......................................    31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............    31
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....    32
APPENDIX A -- MARKET VALUE ADJUSTMENT ("MVA")...............   A-1
APPENDIX B -- WITHDRAWALS AND WITHDRAWAL CHARGES............   B-1
APPENDIX C -- CONDENSED FINANCIAL INFORMATION...............   C-1

All financial representatives or agents that sell the contracts offered by this prospectus are required to deliver a prospectus.

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY -- AIG SunAmerica Life Assurance Company, We, Us, the insurer that issues this contract.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

LATEST ANNUITY DATE -- Your 90(th) birthday or 10(th) contract anniversary, whichever is later.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUSTS -- Refers to the Anchor Series Trust and the SunAmerica Series Trust collectively.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

------------------------------------------------------
------------------------------------------------------
                                   HIGHLIGHTS
------------------------------------------------------
------------------------------------------------------

     The Vista Capital Advantage Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

     FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY in the prospectus.

     EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct Separate Account charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY and EXPENSES IN THE PROSPECTUS.


     ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.


     DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.


     INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.


     INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number:
(800) 445-SUN2.

     AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)......6%

TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer

FOOTNOTE TO THE FEE TABLES:
  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows

   YEARS:............................   1    2    3    4    5    6    7    8
                                       6%   6%   5%   5%   4%   3%   2%   0%

    THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
$30

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees......................  1.25%
    Distribution Expense Fee.............................  0.15%
                                                           -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES.............  1.40%
                                                           =====

    THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUSTS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.54%     1.25%

--------------------------------------------------------------------------------

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses and fees and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying variable portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40% AND INVESTMENT IN AN UNDERLYING VARIABLE PORTFOLIO WITH TOTAL EXPENSES OF 1.25%)

        (1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $873    $1,337    $1,828     $3,028

        (2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $268    $  823    $1,405     $2,983

        (3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $273    $  837    $1,428     $3,028

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.40% AND INVESTMENT IN AN UNDERLYING VARIABLE PORTFOLIO WITH TOTAL EXPENSES OF 0.54%)

        (1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $802    $1,123    $1,471     $2,313

        (2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $197    $  609    $1,047     $2,264

        (3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $202    $  623    $1,071     $2,313

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying variable account operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume Separate Account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

            THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN
                 APPENDIX C -- CONDENSED FINANCIAL INFORMATION.

--------------------------------------------------------------------------------

                                  PERFORMANCE
--------------------------------------------------------------------------------

     We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

     When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

     Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the
Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

     AIG SunAmerica Life may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.
--------------------------------------------------------------------------------

DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

     AIG SunAmerica Life is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6022. We conduct life insurance and annuity business in the District of Columbia and all states except New York. We are an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

SEPARATE ACCOUNT

     AIG SunAmerica Life originally established Variable Annuity Account Two (the "separate account") on May 24, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. AIG SunAmerica Life owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

GENERAL ACCOUNT

     Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG
SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

     The Variable Portfolios invest in shares of the Trusts listed below. The Variable Portfolios are only available through the purchase of certain insurance contracts.

     The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's advisers monitor for potential conflicts.

     The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST -- CLASS 1

     Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST -- CLASS 1

     Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

STOCKS:

     MANAGED BY DAVIS ADVISORS

     -  Davis Venture Value Portfolio                                       SAST

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

     -  Marsico Growth Portfolio                                            SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

     -  MFS Total Return Portfolio                                          SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

     -  International Growth and Income Portfolio                           SAST

BONDS:

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLC

     -  Government & Quality Bond Portfolio                                  AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     -  Cash Management Portfolio                                           SAST

     You should read the accompanying prospectuses for the Trusts carefully. These prospectuses contains detailed information about the Variable Portfolios, including each Variable Portfolio's investment objective and risk factors.

VOTING RIGHTS

     AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

     We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

FIXED ACCOUNTS

     Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

     There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

     When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

     If you take money out of any available multi-year FAGP, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX A SHOWS HOW WE CALCULATE AND APPLY THE MVA.

     All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING PROGRAM below for more details.

DOLLAR COST AVERAGING FIXED ACCOUNTS

     You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

--------------------------------------------------------------------------------

                                    EXPENSES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

     The Company deducts a mortality and expense risk charge in the amount of 1.40%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

     Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

     If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The insurance charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT BELOW.) Additionally, earnings in your contract may be withdrawn free of withdrawal charges. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies to that Purchase Payment. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


------------------------------------------------------------------------------------------------------
         YEAR              1         2         3         4         5         6         7         8
------------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE       6%        6%        5%        5%        4%        3%        2%        0%
------------------------------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

     APPENDIX B provides more information on withdrawals and the withdrawal charge.

INVESTMENT CHARGES

     Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Underlying Funds. THE FEE TABLES ABOVE illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectuses for the Trusts.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     Generally, We currently permit 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE TRANSFERS DURING THE ACCUMULATION PHASE BELOW.

PREMIUM TAX

     Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges where applicable. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION  OR  ELIMINATION  OF  CHARGES  AND  EXPENSES,  AND  ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount each year. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     After the first full contract year, the contract provides for a free withdrawal amount on your first withdrawal of the contract year. The free withdrawal amount is the greater (1) 10% of your total Purchase Payments invested for at least one year and not yet withdrawn; only available for first withdrawal of contract year or (2) earnings in your contract. Total Purchase Payments are equal to your total Purchase Payments invested in the contract less any Purchase Payments withdrawn upon which a surrender charge was paid and the amount of the surrender charge. Additionally, once a Purchase Payment is no longer subject to withdrawal charges, it is no longer included when determining total Purchase Payments.

     Upon a full surrender of your contract, to the extent you previously withdraw Purchase Payments free of a withdrawal charge under the free withdrawal provision, we will recoup the full withdrawal charge on such amounts, as if that money was still invested in the contract on the date of surrender.

     We will waive the withdrawal charge upon payment of a death benefit. Where legally permitted, the withdrawal charge may be eliminated when a contract is issued to an officer, director or employee of the Company or its affiliates.

NURSING HOME WAIVER

     If your contract was issued with the appropriate rider and you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or the MVA on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your rider prohibits use of this waiver during the first 90 days after purchase. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

     In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     The Vista Capital Advantage Variable Annuity is a Flexible Payment Group Deferred Annuity Contract. AIG SunAmerica Life issues a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity Contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     If you were less than age 70 when your contract was issued, the death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS BELOW.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     AIG SunAmerica Life discontinued new sales of the contract as of the close of business on October 11, 2000. AIG SunAmerica Life will continue to accept subsequent payments on existing contracts.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES BELOW.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $250
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse any Purchase Payment including one which would cause Total Purchase Payments to exceed $1,000,000 at the time of the Purchase Payment. Further, we reserve the right to aggregate all contracts having the same owners' and/or annuitants' social security or federal tax identification number for purposes of determining which contracts and/or purchase payments require Company pre-approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.

     We may refuse any Purchase Payment. In general, AIG SunAmerica Life will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 85.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, AND FIXED ACCOUNT OPTIONS BELOW.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable
Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after

1 p.m. Pacific Standard Time. The value of an Accumulation Unit will go up and down based on the performance of the Variable Portfolios.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the MFS Total Return Portfolio. The value of an Accumulation Unit for the MFS Total Return Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the MFS Total Return Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). AIG SunAmerica Life calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     Any transfer request will be priced as of the day it is received in good order by us if the request is processed before the close of the New York Stock Exchange ("NYSE"), usually at 1:00 p.m. Pacific Time. If the transfer request is processed after the NYSE closes, the request will be priced as of the next business day.

     Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

     TRANSFER POLICIES

     This product is not designed for contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading"). Such Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an underlying fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the underlying fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries. We have adopted administrative procedures to discourage Short-Term Trading.

     We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 ($10 in Pennsylvania and Texas) for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

     In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary. We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. For purposes of determining the number of transfers for the U.S. Mail requirement, contracts subject to certain asset allocation services will be calculated on a calendar year instead of a contract year. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement. We try to ensure that the U.S. Mail Policy is uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

     In connection with our efforts to deter Short-Term Trading, we may become aware of trading activity that appears detrimental to the Variable Portfolios. If we determine that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect what we consider to be Short-Term Trading, we may require you to adhere to our U.S. Mail policy described above prior to reaching the specified number of transfers within the defined period for a period that we determine. To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the U.S. Mail Policy, we also reserve the right to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods, pass through to you redemption fees imposed by the underlying funds and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a financial representative acting for you and not to accept preauthorized transfer forms. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

     Some of the factors we may consider when determining whether to accelerate the U.S. Mail policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears  to be part of  a pattern of transfers  to
         take   advantage   of   short-term   market   fluctuations   or  market
         inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

     Notwithstanding the administrative procedures above, there may be limitations on the effectiveness of these procedures. Our ability to detect and deter Short-Term Trading may be limited by operational systems and technological limitations. Despite our efforts, we cannot guarantee that we will detect all Short-Term Trading. To the extent that we are unable to detect and deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the underlying fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed above, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted. We do not enter into agreements with contract owners whereby we permit Short-Term Trading in exchange for other investments in our products.

     As stated above, we try to ensure that the Short-Term Trading restrictions and policies apply uniformly and consistently to all contract owners with the exception of transfers that occur through omnibus group contracts . The Short-Term Trading policies and procedures, which include the U.S. Mail policy are not applied to such contracts. Omnibus group contracts may invest in the same underlying funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

     WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

     For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or DCAFAs (source account) to any other Variable Portfolio (target account). Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 15 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Currently, there is no fee for participating in the DCA program.

     We may offer DCAFAs exclusively to facilitate the DCA program for a specified time period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into the DCAFAs. If you allocate new Purchase Payments into a DCAFA, we transfer all your money into the Variable Portfolios over the selected time period. You cannot change the option once selected.

     You may terminate the DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Upon termination of the DCA program, if money remains in the DCA fixed accounts, we transfer the remaining money to the same target account(s) as previously designated, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Marsico Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
       MONTH               UNIT              PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                 75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET ALLOCATION REBALANCING PROGRAM

     Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages.

     Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Government & Quality Bond Portfolio and 50% in the Marsico Growth Portfolio. Over the next calendar quarter, the Government & Quality Bond Portfolio outperforms the Marsico Growth Portfolio. At the end of the calendar quarter, the Government & Quality Bond Portfolio now represents 60% of your holdings because it has increased in value and the Marsico Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Government & Quality Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Marsico Growth Portfolio to increase those holdings to 50%.

RETURN PLUS PROGRAM

     The Return Plus Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. The remaining principal is invested in the Variable Portfolio(s) of your choice.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE BELOW.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE ABOVE.)

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES BELOW.)

     Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge, a MVA and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. AIG SunAmerica Life reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In   addition,  most  Qualified  contracts  require  you  to  take  minimum distributions after you reach age 70 1/2. (SEE TAXES BELOW.)

INCOME OPTIONS

     Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

     We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted from the Variable Portfolios to another Variable Portfolio or fixed account option. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE:  WE  PREPARED  THE  FOLLOWING  INFORMATION  ON  TAXES  AS  A  GENERAL
DISCUSSION OF THE SUBJECT. THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you  die;
(3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

     The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner:
(1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

     Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

     You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

     Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

     You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

     The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

     If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

     A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

     If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

     The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable
Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

     These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

     During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

     It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. AIG SunAmerica Life pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 6.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     The Company engages in various kinds of routine litigation. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matters disclosed below.

     A purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

     On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of the Company ("Depositor") and AIG SunAmerica Capital Services, Inc. ("Distributor"), consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the Securities and Exchange Commission (SEC) alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (Exchange Act) and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (Securities Act) and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

     In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
Section 9(a) of the

Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor and Distributor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which your variable annuity is funded ("Separate Accounts"). The
Depositor and Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

     Additionally, AIG and AIG Financial Products Corp. (AIG-FP), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (DOJ). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

     The Depositor believes that the disgorgement and penalties are not likely to have a material adverse effect on the Separate Accounts. Nor does the Distributor believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the Separate Accounts.

--------------------------------------------------------------------------------

                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------

     A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

--------------------------------------------------------------------------------

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account Two at August 31, 2004 and for each of the two years in the period ended August 31, 2004 are incorporated herein by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

                                                              PAGE
                                                              ----
Performance Data............................................     1
Income Payments.............................................     3
Annuity Unit Values.........................................     3
Qualified Plans.............................................     6
Distribution of Contracts...................................    10
Financial Statements........................................    11

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

     We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

     Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

     The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

        L is 0.005 (some states require a different value. Please see your contract.)

     We do not assess an MVA against withdrawals from an FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

     The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

     The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                     = [(1.05)/(1.04+0.005)](18/12) - 1
                     = (1.004785)1.5 - 1
                     = 1.007186 - 1
                     = + 0.007186

     The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:
                         $4,000 X (+0.007186) = +$28.74

     $28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

     The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                     = [(1.05)/(1.06+0.005)](18/12) - 1
                     = (0.985915)(1.5) - 1
                     = 0.978948 - 1
                     = - 0.021052

     The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:
                         $4,000 X (-0.021052) = -$84.21

     $84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

     The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                     = [(1.05)/(1.04+0.005)](18/12) - 1
                     = (1.004785)(1.5) - 1
                     = 1.007186 - 1
                     = + 0.007186

     The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

     $27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

     The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                     = [(1.05)/(1.06+0.005)](18/12) - 1
                     = (0.985915)(1.5) - 1
                     = 0.978948 - 1
                     = - 0.021052

     The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (-0.021052) = -$79.16

     $79.16 represents the negative MVA that would be deducted from the withdrawal.

                                   APPENDIX B
                       WITHDRAWALS AND WITHDRAWAL CHARGES

PART 1 -- SEPARATE ACCOUNT (THE MVA DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The initial Purchase Payment was $10,000, allocated solely to one Variable Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The contract value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Variable Portfolio ($12,000 - $10,000 = $2,000) are not subject to the withdrawal charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to a 5% withdrawal charge applicable during the 3rd contribution year.

          (3) The amount of the withdrawal charge is .05 X $10,000 = $500.

          (4) The  contract  administration charge  is  deducted from  the  full
     surrender    amount.    The    amount   of    the    full    surrender   is
     $12,000 - $500 - $30 = $11,470.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the withdrawal charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a withdrawal charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the withdrawal charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled withdrawal charge.

          (3)    The    balance    of   the    requested    partial   withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the withdrawal charge applicable during the 3rd contribution year (5%).

          (4) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          withdrawal charge = ($1,000/0.95) - $1,000
                        = $52.63

     In this example, in order for the owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the withdrawal charge calculated above.

     Examples C and D assume the following:

          (1) The initial Purchase Payment was $20,000, allocated solely to one Variable Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The owner's contract value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                 WITHDRAWAL CHARGE):

          (1) Earnings in the Variable Portfolio ($21,500 - $20,000 = $1,500) are not subject to the withdrawal charge.

          (2) An additional free withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the withdrawal charge, so that

          (3)  The maximum partial  withdrawal without withdrawal  charge is the
     sum   of    the   earnings    and    the   additional    free    withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                 EXAMPLE C:

        (1) The owner's contract value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the withdrawal charge is the original $20,000 (additional free withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the withdrawal charge).

          (3) The amount of the withdrawal charge is .05 X $20,000 = $1,000.

          (4) The  contract  administration charge  is  deducted from  the  full
     surrender    amount.    The    amount   of    the    full    surrender   is
     $19,500 - $1,000 - $30 = $18,470.

                                   APPENDIX C

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                            ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
              PORTFOLIOS                  08/31/99      08/31/00      08/31/01      08/31/02      08/31/03      08/31/04*
              ----------                 -----------   -----------   -----------   -----------   -----------   -----------
International Growth and Income
  Beginning AUV........................   $   9.06      $  11.17      $  13.29      $   9.86      $   9.00      $   9.52
  Ending AUV...........................   $  11.17      $  13.29      $   9.86      $   9.00      $   9.52      $  11.56
  Ending Number of AUs.................    172,015       122,347        96,244        74,974        66,836        53,654
Marsico Growth
  Beginning AUV........................   $   6.51      $   8.38      $  10.58      $   9.32      $   7.20      $   8.77
  Ending AUV...........................   $   8.38      $  10.58      $   9.32      $   7.20      $   8.77      $   9.03
  Ending Number of AUs.................    600,016       430,405       382,117       308,664       250,526       195,909
Davis Venture Value
  Beginning AUV........................   $  26.42      $  31.58      $  34.37      $  28.01      $  23.28      $  25.55
  Ending AUV...........................   $  31.58      $  34.37      $  28.01      $  23.28      $  25.55      $  28.59
  Ending Number of AUs.................    191,670       138,405       127,654       103,707        84,804        61,759
MFS Total Return
  Beginning AUV........................   $  22.28      $  24.56      $  26.48      $  22.13      $  19.88      $  21.16
  Ending AUV...........................   $  24.56      $  26.48      $  22.13      $  19.88      $  21.16      $  23.40
  Ending Number of AUs.................     58,170        46,711        43,603        39,791        32,277        24,555
Government and Quality Bond
  Beginning AUV........................   $     --      $     --      $     --      $     --      $     --      $     --
  Ending AUV...........................   $     --      $     --      $     --      $     --      $     --      $  16.89
  Ending Number of AUs.................         --            --            --            --            --           746
Cash Management
  Beginning AUV........................   $  10.80      $  10.61      $  11.27      $  12.12      $  12.85      $  12.91
  Ending AUV...........................   $  10.61      $  11.27      $  12.12      $  12.85      $  12.91      $  12.85
  Ending Number of AUs.................    118,385        90,833        87,786        75,247        50,366        32,307

---------------

AUV -- Accumulation Unit Value

AU -- Accumulation Units

* On December 5, 2003, the six portfolios of the Mutual Fund Variable Annuity Trust (the "old trust") were merged into five portfolios of the SunAmerica Series Trust (the "new trusts). In addition to the mergers a new portfolio was added of the Anchor Series Trust. As a result of this merger, the units outstanding and unit values for all prior years have been retroactively restated.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Statement of Additional Information concerning Vista Capital Advantage issued by AIG SunAmerica Life Assurance Company to:

             (Please print or type and fill in all information.)

        ---------------------------------------------------------------------
        Name

        ---------------------------------------------------------------------
        Address

        ---------------------------------------------------------------------
        City/State/Zip


Date:  ------------------------------------   Signed:  ---------------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY
                    AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                        VARIABLE ANNUITY ACCOUNT TWO
                 (Vista Capital Advantage Variable Annuity)

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated December 28, 2004, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                               December 28, 2004

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Performance Data................................................           1

Income Payments.................................................           3

Annuity Unit Values.............................................           4

Taxes...........................................................           6

Distribution of Contracts.......................................          14

Financial Statements............................................          15

                                PERFORMANCE DATA

        Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO


        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-CMF)/(SV)

        where:

        SV  = value of one Accumulation Unit at the start of a 7 day period

        EV  = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

        The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

               Effective Yield = [(Base Period Return + 1)365/7 - 1]

        The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

        The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

        The Variable Portfolios of the Separate Account including the Cash Management Portfolio compute their performance data as "total return".

        The total returns of the various Variable Portfolios for periods of 1, 3 and 5 years, and since each Variable Portfolio's inception date can be found on the Company's website, www.aigsunamerica.com or by calling 800-445-7862.


        Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

        P(1+T)n = ERV
        where:

               P    =  a hypothetical initial payment of $1,000

               T    =  average annual total return

               n    =  number of years

               ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

        The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

        For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

        For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Variable Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

        (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

        The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

               NIF = ($11.46/$11.44)
                   = 1.00174825

        ILLUSTRATIVE EXAMPLE

        The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         1/[(1.035)(1/12) ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

        To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

        The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

        P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

        Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES

GENERAL

        Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.


        For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.

        An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

        Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

        The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

        Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

TAX TREATMENT OF GIFTING, ASSIGNING, OR TRANSFERRING OWNERSHIP OF A NONQUALIFIED CONTRACT

        If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

TRUSTEE TO TRUSTEE TRANSFERS OF QUALIFIED CONTRACTS

        The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

PARTIAL 1035 EXCHANGES

        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) PLANS OF SELF-EMPLOYED INDIVIDUALS: "H.R. 10 PLANS"

        Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) TAX-SHELTERED ANNUITIES

        Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

        One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) INDIVIDUAL RETIREMENT ANNUITIES

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) ROTH IRAs

        Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

        Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) PENSION AND PROFIT-SHARING PLANS

        Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) DEFERRED COMPENSATION PLANS - SECTION 457(b)

        Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

        For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                            DISTRIBUTION OF CONTRACTS

        The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS

        The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, are incorporated by reference in this Statement of Additional Information to Post-Effective Nos. 16 and 17 to File Nos. 033-81472 and 811-08626, filed May 3, 2004. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statements of Variable Annuity Account Two at August 31, 2004, and for each of the two years in the period ended August 31, 2004, are presented in this Statement of Additional Information.


        PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Report of Independent Auditors


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company and its subsidiaries (formerly, Anchor National Life Insurance Company), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and interest income and impairment of certain beneficial interests in securitized financial assets in 2001.


PricewaterhouseCoopers LLP
Los Angeles, California
March 29, 2004

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET


                                                                DECEMBER 31,     DECEMBER 31,
                                                                   2003            2002
                                                                -----------      -----------
                                                                       (IN THOUSANDS)
ASSETS

Investments and cash:
  Cash and short-term investments                               $    85,188      $    65,872
  Bonds, notes and redeemable preferred stocks available
    for sale, at market value (amortized cost: December
    31, 2003, $5,351,183; December 31, 2002, $5,492,677)          5,505,800        5,528,569
  Mortgage loans                                                    716,846          738,601
  Policy loans                                                      200,232          215,846
  Separate account seed money                                        17,815           25,366
  Common stocks available for sale, at market value (cost:
    December 31, 2003, $635; December 31, 2002, $4,111)                 727            2,609
  Real estate                                                        22,166           22,315
  Securities lending collateral                                     514,145          585,760
  Other invested assets                                              10,453            8,766
                                                                -----------      -----------
  Total investments and cash                                      7,073,372        7,193,704

Variable annuity assets held in separate accounts                19,178,796       14,758,642
Accrued investment income                                            74,647           75,326
Deferred acquisition costs                                        1,424,317        1,364,748
Income taxes currently receivable from Parent                          --            100,123
Due from affiliates                                                    --             26,304
Goodwill                                                              4,603            4,603
Other assets                                                         26,116           15,382
                                                                -----------      -----------
TOTAL ASSETS                                                    $27,781,851      $23,538,832
                                                                ===========      ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                      DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                      -----------     ------------
                                                          (IN THOUSANDS)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:

  Reserves for fixed annuity contracts                $ 4,274,329      $ 4,285,098
  Reserves for universal life insurance
    contracts                                           1,609,233        1,676,073
  Reserves for guaranteed investment contracts            218,032          359,561
  Securities lending payable                              514,145          585,760
  Income taxes currently payable to Parent                    394             --
  Modified coinsurance deposit liability                    4,738           31,393
  Due to affiliates                                        11,448             --
  Payable to brokers                                        1,140            8,529
  Other liabilities                                       224,780          160,265
                                                      -----------      -----------
Total reserves, payables and accrued liabilities        6,858,239        7,106,679
                                                      -----------      -----------
Variable annuity liabilities related to
  separate accounts                                    19,178,796       14,758,642
                                                      -----------      -----------
Deferred income taxes                                     281,399          351,872
                                                      -----------      -----------
Total liabilities                                      26,318,434       22,217,193
                                                      -----------      -----------
Shareholder's equity:
  Common stock                                              3,511            3,511
  Additional paid-in capital                            1,125,753        1,125,753
  Retained earnings                                       261,543          175,871
  Accumulated other comprehensive income                   72,610           16,504
                                                      -----------      -----------
  Total shareholder's equity                            1,463,417        1,321,639
                                                      -----------      -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY            $27,781,851      $23,538,832
                                                      ===========      ===========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                YEARS ENDED DECEMBER 31,
                                                            ---------------------------------
                                                               2003        2002         2001
                                                            ----------   ---------   ---------
                                                                     (IN THOUSANDS)
REVENUES:
  Fee income:
    Variable annuity policy fees, net of reinsurance        $290,132    $295,509    $348,883
    Net retained commissions                                      --          --      47,572
    Asset management fees                                         --          --      63,529
    Universal life insurance fees, net of reinsurance         35,816      36,253      36,475
    Surrender charges                                         27,733      32,507      24,911
    Other fees, net                                               --       3,305      14,551
                                                          ----------   ---------   ---------
      Total fee income                                       353,681     367,574     535,921
Investment income                                            398,304     377,556     374,268
Net realized investment losses                               (30,354)    (65,811)    (92,711)
                                                          ----------   ---------   ---------
Total revenues                                               721,631     679,319     817,478
                                                          ----------   ---------   ---------
BENEFITS AND EXPENSES:
Interest expense:
  Fixed annuity contracts                                    153,636     142,973     133,647
  Universal life insurance contracts                          76,415      80,021      81,773
  Guaranteed investment contracts                              7,534      11,267      25,079
  Sub notes payable to affiliates                                 --          --       4,475
                                                          ----------   ---------   ---------
Total interest expense                                       237,585     234,261     244,974
General and administrative expenses                           83,013      79,287     136,942
Amortization of deferred acquisition costs                   156,906     187,860     220,316
Annual commissions                                            55,661      58,389      58,278
Claims on universal life contracts, net of
  reinsurance recoveries                                      17,766      15,716      17,566
Guaranteed minimum death benefits, net of
  reinsurance recoveries                                      63,268      67,492      17,839
                                                          ----------   ---------   ---------
Total benefits and expenses                                  614,199     643,005     695,915
                                                          ----------   ---------   ---------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE                                                     107,432      36,314     121,563
Income tax expense                                            21,760       2,063      20,852
                                                          ----------   ---------   ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE          85,672      34,251     100,711
Cumulative effect of accounting change, net of tax                --          --     (10,342)
                                                          ----------   ---------   ---------
NET INCOME                                                $   85,672   $  34,251   $  90,369
                                                          ----------   ---------   ---------

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                               -----------------------------------------
                                                  2003          2002             2001
                                               ---------      ---------       ----------
                                                           (IN THOUSANDS)
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Net unrealized gains (losses) on fixed
    maturity and equity securities
    available for sale identified in the
    current period less related
    amortization of deferred acquisition
    costs                                      $  67,125       $  20,358      $  (10,418)

  Less reclassification adjustment for
    net realized losses included in net
    income                                        19,194          52,285          64,062

  Cumulative effect of accounting change,
    net of tax                                      --              --             1,389

  Change related to cash flow hedges                --            (2,218)             81

  Income tax expense                             (30,213)        (24,649)        (18,804)
                                               ---------       ---------      ----------
OTHER COMPREHENSIVE INCOME                        56,106          45,776          36,310
                                               ---------       ---------      ----------
COMPREHENSIVE INCOME                           $ 141,778       $  80,027      $  126,679
                                               =========       =========      ==========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                            YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------
                                                    2003               2002            2001
                                                ------------      -------------   ------------
                                                                  (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                     $    85,672          $ 34,251        $  90,369
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
  Cumulative effect of accounting
    change, net of tax                                --                --              10,342
  Interest credited to:
    Fixed annuity contracts                        153,636           142,973           133,647
    Universal life insurance contracts              76,415            80,021            81,773
    Guaranteed investment contracts                  7,534            11,267            25,079
  Net realized investment losses                    30,354            65,811            92,711
  Amortization of premium (discount) on
    securities                                         590            (2,721)           (6,284)
  Amortization of goodwill                            --                --               1,452
  Amortization of deferred acquisition
    costs                                          156,906           187,860           220,316
  Acquisition costs deferred                      (250,475)         (256,538)         (359,158)
  Provision for deferred income taxes             (100,685)          128,748           126,010
  Change in:
    Accrued investment income                          679           (10,099)           (7,717)
    Separate account seed money                     (7,375)            3,932            10,838
    Other assets                                   (10,734)            2,433            15,042
    Income taxes currently payable to/
      receivable from Parent                       100,517           (50,471)              106
    Due from/to affiliates                         (26,248)           16,153           (68,844)
    Other liabilities                               46,987             5,167             9,697
  Other, net                                        17,124            17,475            21,216
                                               -----------        ----------         ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES          280,897           376,262           396,595
                                               -----------        ----------         ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred
    stocks                                      (2,078,310)       (2,403,362)       (2,178,830)
  Mortgage loans                                   (44,247)         (128,764)          (70,295)
  Other investments, excluding
    short-term investments                         (20,266)          (65,184)          (27,413)
Sales of:
  Bonds, notes and redeemable preferred
    stocks                                       1,190,299           849,022         1,087,090
  Common stock                                       3,920               195               164
  Other investments, excluding
    short-term investments                           8,915               630             3,363
Redemptions and maturities of:
  Bonds, notes and redeemable preferred
    stocks                                         994,014           615,798           549,638
  Mortgage loans                                    67,506            82,825            63,960
  Other investments, excluding
    short-term investments                          72,970           114,347            78,555
                                               -----------        ----------         ----------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES                                   $   194,801        $ (934,493)        $ (493,768)
                                               -----------        ----------         ----------


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)


                                                             YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------
                                                     2003             2002              2001
                                                ------------     -------------     -----------
                                                                 (IN THOUSANDS)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity contracts                      $ 1,553,030       $ 1,731,597       $ 2,280,498
  Universal life insurance contracts                45,657            49,402            52,469
  Guaranteed investment contracts                     --                --              40,000
Net exchanges from the fixed accounts of
  variable annuity contracts                    (1,148,030)         (503,221)       (1,368,527)
Withdrawal payments on:
  Fixed annuity contracts                         (464,332)         (529,466)         (315,794)
  Universal life insurance contracts               (61,039)          (68,444)          (55,361)
  Guaranteed investment contracts                 (148,719)         (135,084)         (191,919)
Claims and annuity payments on:
  Fixed annuity contracts                         (109,412)          (98,570)          (52,685)
  Universal life insurance contracts              (111,380)         (100,995)         (146,998)
Net receipts from (repayments of) other
  short-term financings                             14,498            (8,025)           15,920
Net payment related to a modified
  coinsurance transaction                          (26,655)          (30,282)          (35,972)
Capital contribution received from Parent             --             200,000              --
Dividends paid to Parent                              --                --             (94,095)
Net cash and short-term investments
  transferred to the Parent in
  distribution of Saamsun Holdings Corp.              --             (82,873)             --
                                               -----------       -----------       -----------
NET CASH (USED IN) PROVIDED BY FINANCING
  ACTIVITIES                                      (456,382)          424,039           127,536
                                               -----------       -----------       -----------
NET INCREASE (DECREASE) IN CASH AND
  SHORT-TERM INVESTMENTS                            19,316          (134,192)           30,363
CASH AND SHORT-TERM INVESTMENTS AT
  BEGINNING OF PERIOD                               65,872           200,064           169,701
                                               -----------       -----------       -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF
  PERIOD                                       $    85,188       $    65,872       $   200,064
                                               ===========       ===========       ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid on indebtedness                  $      --         $      --         $       780
                                               ===========       ===========       ===========
Net income taxes paid to (refunded by)
  Parent                                       $    21,928       $   (76,214)      $  (120,504)
                                               ===========       ===========       ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

      AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS")(formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuities directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuities, universal life policies and guaranteed investment contracts ("GICs").

      The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      On January 1, 2002, the Company declared a distribution to the Parent of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corp. ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Prior to January 1, 2002, Saamsun held the Company's asset management and broker-dealer segments (see Note 10). This distribution had a material effect on the Company's shareholder's equity, reducing it by $552,384,000. This distribution had the effect of reducing cash and short-term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts through the asset management business. Pretax loss from these operations, on a combined basis, totaled $21,278,000 for the year ended December 31, 2001.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS (Continued)

      of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("GAAP"). Certain prior period amounts have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to policyholders' liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

      Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits. Limited partnerships are carried at equity or cost depending on the equity ownership position. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity policy values. At December 31, 2003, the notional amount was $226.4 million. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of accumulated other comprehensive income in shareholders' equity.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

      Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

      The Company issues certain variable annuity products which offer an optional Guaranteed Minimum Account Value ("GMAV") living benefit. If elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. There is a separate charge to the contractholder for this feature. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contractholder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As of December 31, 2003, the premiums in force subject to guarantee totaled approximately $652,647,000.

      Under SFAS 133, the GMAV benefit is considered an embedded derivative that should be bifurcated and marked to market. Changes in the market value of the estimated GMAV benefit are recorded through investment income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges, and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $250,475,000, $256,538,000 and $359,158,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

      As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been decreased by $43,000,000 at December 31, 2003 and $9,000,000 at December 31, 2002, for this adjustment.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable annuities) or general account assets (with respect to fixed annuities, fixed options of variable annuities and universal life contracts) supporting the annuity obligations, costs of providing for policy guarantees and the level of expenses necessary to maintain the policies. The Company adjusts DAC amortization (a "DAC unlocking") when estimates of current or future gross profits to be realized from its annuity policies are revised. At December 31, 2003, DAC amortization was adjusted for a DAC unlocking that resulted in a reduction of $18.0 million.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity policies is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Annuity Fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $4,603,000 (net of accumulated amortization of $7,847,000) at both December 31, 2003 and 2002. Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company transferred $15,547,000 of goodwill belonging to the asset management operations and broker-dealer operations to the Parent.

      In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2003, and has determined that no impairment provision is necessary. See "Recently Issued Accounting Standards" below for further discussion of SFAS 142.

      RESERVES FOR FIXED ANNUITIES, UNIVERSAL LIFE INSURANCE AND GUARANTEED INVESTMENT CONTRACTS ("GICs"): Reserves for fixed annuity, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 5 is recorded as a deposit liability. Deposits from the reinsured business are allocated to pay down the liability pursuant to a repayment schedule.

      FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded as income when earned. Net retained commissions are recognized as income on a trade date basis.

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: On January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the balance sheet and measure these derivatives at fair value. The recognition of the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

      In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). The Company recorded $15,910,000 of additional impairments($10,342,000 net of tax) pursuant to the implementation of EITF 99-20. This adjustment was recorded as a cumulative effect of accounting change in the consolidated statement of income and comprehensive income for 2001.

      In June 2001, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated statement of income and comprehensive income and is effective as of January 1, 2002. SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process prescribed in SFAS 142, whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. SFAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of an accounting change. The Company has evaluated the impact of the impairment provisions of SFAS 142 as of December 31, 2003, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance.

      In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), which requires that, for guarantees within the scope of FIN 45 issued or amended by the Company after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be recognized. FIN 45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial condition.

      In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP-03-1"). FASB did not object to the issuance of SOP 03-1. This statement is effective for the Company as of January 1, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Under SOP 03-1, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and reporting. The Company will be required to "look through" the separate account for purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-1 will not have a material impact on the Company's separate accounts or separate account seed money.

      In addition, SOP 03-1 will require the Company to recognize a liability for guaranteed minimum death benefits, guaranteed minimum income benefits and enhanced earnings benefits and modify certain disclosures and financial statement presentations for these products. The Company's estimate of this liability, including the impact on DAC, will result in a one-time cumulative accounting charge upon adoption of approximately $52 million ($79 million pre-tax) to be recorded in the first quarter of 2004.

3. INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                AMORTIZED       ESTIMATED
                                                   COST         FAIR VALUE
                                                ----------      ----------
                                                     (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government      $   22,393      $   24,292
Mortgage-backed securities                       1,148,452       1,191,817
Securities of public utilities                     352,998         365,150
Corporate bonds and notes                        2,590,254       2,697,142
Redeemable preferred stocks                         21,515          22,175
                                                 ---------       ---------
Other debt securities                            1,215,571       1,205,224
                                                 =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

                                                      AMORTIZED     ESTIMATED
                                                        COST        FAIR VALUE
                                                    -----------    ------------
                                                           (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government          $    32,531    $    32,820
Mortgage-backed securities                            1,476,100      1,547,568
Securities of public utilities                          311,951        311,604
Corporate bonds and notes                             2,757,880      2,776,021
Redeemable preferred stocks                              21,515         21,575
Other debt securities                                   892,700        838,981
                                                    -----------    -----------
  Total                                             $ 5,492,677    $ 5,528,569
                                                    ===========    ===========

 The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2003, follow:

                                           AMORTIZED      ESTIMATED
                                             COST        FAIR VALUE
                                           ----------    ----------
                                                (IN THOUSANDS)
Due in one year or less                   $   164,842   $   167,073
Due after one year through five years       2,050,327     2,119,273
Due after five years through ten years      1,485,944     1,522,642
Due after ten years                           501,618       504,995
Mortgage-backed securities                  1,148,452     1,191,817
                                            ---------     ---------
  Total                                   $ 5,351,183   $ 5,505,800
                                           =========     =========

Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                         GROSS        GROSS
                                                       UNREALIZED   UNREALIZED
                                                         GAINS       LOSSES
                                                       ---------    ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government             $   1,898    $      --
Mortgage-backed securities                                46,346       (2,980)
Securities of public utilities                            13,467       (1,315)
Corporate bonds and notes                                127,996      (21,108)
Redeemable preferred stocks                                  660           --
Other debt securities                                     24,366      (34,713)
                                                       ---------    ---------
  Total                                                $ 214,733    $ (60,116)
                                                       =========    =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

 3. INVESTMENTS (Continued)

                                                        GROSS        GROSS
                                                      UNREALIZED   UNREALIZED
                                                        GAINS        LOSSES
                                                      ----------   ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government            $    1,174   $     (885)
Mortgage-backed securities                                72,364         (896)
Securities of public utilities                            11,514      (11,861)
Corporate bonds and notes                                109,067      (90,926)
Redeemable preferred stocks                                   60           --
Other debt securities                                     10,797      (64,516)
                                                      ----------   ----------
  Total                                               $  204,976   $ (169,084)
                                                      ==========   ==========

Gross unrealized gains on equity securities aggregated $112,000 at December 31, 2003 and $76,000 at December 31, 2002. Gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003 and $1,578,000 at December 31, 2002.

The following table summarizes the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2003.

                                    LESS THAN 12 MONTHS              12 MONTHS OR MORE                  TOTAL
                                -------------------------------    -------------------------  ---------------------------
(IN THOUSANDS)                  MARKET       UNREALIZED            MARKET  UNREALIZED            MARKET   UNREALIZED
DECEMBER 31, 2003               VALUE          LOSSES     ITEMS    VALUE    LOSSES     ITEMS     VALUE     LOSSES   ITEMS
-----------------              --------        -------    -----    -----    ------     -----     -----     ------   -----
Mortgage-backed securities     $180,559        $ 2,882     49     $13,080   $   98       6     $193,639   $ 2,980     55
Securities of public
   utilities                     67,626          1,315      8          --       --               67,626     1,315      8
Corporate bonds & notes         276,373         17,086     54      30,383    4,022       5      306,756    21,108     59
Other debt securities           302,230         33,951     54      41,523      762       5      343,753    34,713     59
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total -- Debt securities        826,788         55,234    165      84,986    4,882      16      911,774    60,116    181
Equity securities                   366             20      1         250       --       1          616        20      2
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total                          $827,154        $55,254    166     $85,236   $4,882      17     $912,390   $60,136    183
                               ========        =======    ===     =======   ======      ==     ========   =======    ===

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Gross realized investment gains and losses on sales of investments are as follows:

                                       YEARS ENDED DECEMBER 31,
                                   ---------------------------------
                                      2003       2002         2001
                                   ---------   ---------   ----------
                                            (In thousands)
BONDS, NOTES AND REDEEMABLE
PREFERRED STOCKS:
  Realized gains                   $ 28,691   $ 24,681    $  34,026
  Realized losses                    (9,612)   (32,532)     (25,258)
COMMON STOCKS:
  Realized gains                        561         --          164
  Realized losses                      (117)      (169)          --
OTHER INVESTMENTS:
  Realized gains                         --         --           --
  Realized losses                        --         --         (685)


   The sources and related amounts of investment income (losses) are as follows:

                                       YEARS ENDED DECEMBER 31,
                                    --------------------------------
                                    2003          2002         2001
                                  ---------   ---------   ----------
                                             (IN THOUSANDS)
Short-term investments            $     794   $   3,879   $    8,422
Bonds, notes and redeemable
  preferred stocks                  321,493     305,480      285,668
Mortgage loans                       53,951      55,417       58,262
Partnerships                         (3,890)      1,281       13,905
Policy loans                         15,925      18,796       18,218
Common stocks                            --          --            2
Real estate                            (331)       (276)        (272)
Other invested assets                12,670      (4,664)      (4,975)
Less: investment expenses            (2,308)     (2,357)      (4,962)
                                  ---------   ---------   ----------
Total investment income           $ 398,304   $ 377,556   $  374,268
                                  =========   =========   ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Investment income was attributable to the following products:

                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------
                                                2003        2002        2001
                                              ---------   ---------   ---------
                                                       (IN THOUSANDS)
Fixed annuities                               $  37,762   $  41,856   $  51,208
Variable annuities                              239,863     201,766     164,422
Guaranteed investment contracts                  20,660      28,056      36,073
Universal life insurance contracts              100,019     105,878     122,565
                                              ---------   ---------   ---------
Total                                         $ 398,304   $ 377,556   $ 374,268
                                              =========   =========   =========

At December 31, 2003, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

At December 31, 2003, bonds, notes and redeemable preferred stocks included $339,119,000 of bonds that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 11 industries with 21% of these assets concentrated in financial institutions, 17% of these assets concentrated in utilities, 15% of these assets concentrated in telecommunications, 11% of these assets concentrated in transportation and 10% of these assets concentrated in noncyclical consumer products. No other industry concentration constituted more than 10% of these assets.

At December 31, 2003, mortgage loans were collateralized by properties located in 31 states, with loans totaling approximately 27%, 11% and 11% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and New York. No more than 10% of the portfolio was secured by properties in any other single state.

At December 31, 2003, the carrying value, which approximates market value, of all investments in default as to the payment of principal or interest totaled $49,607,000 of bonds.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

At December 31, 2003, $10,245,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, we estimate their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, we use our most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      The estimated fair values of the Company's financial instruments at December 31, 2003 and 2002 compared with their respective carrying values, are as follows:

                                                                  CARRYING       FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                     (IN THOUSANDS)
DECEMBER 31, 2003:

ASSETS:
    Cash and short-term investments .........................   $    85,188   $    85,188
    Bonds, notes and redeemable preferred stocks ............     5,505,800     5,505,800
    Mortgage loans ..........................................       716,846       774,758
    Policy loans ............................................       200,232       200,232
    Separate account seed money .............................        17,815        17,815
    Common stocks ...........................................           727           727
    Partnerships ............................................         1,312         1,685
    Securities lending collateral ...........................       514,145       514,145
    Variable annuity assets held in separate accounts .......    19,178,796    19,178,796

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,274,329   $ 4,225,329
    Reserves for guaranteed investment contracts ............       218,032       223,553
    Securities lending payable ..............................       514,145       514,145
    Variable annuity liabilities related to separate accounts    19,178,796    19,178,796

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                 CARRYING        FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                      (IN THOUSANDS)
DECEMBER 31, 2002:

ASSETS:
    Cash and short-term investments .........................   $    65,872   $    65,872
    Bonds, notes and redeemable preferred stocks ............     5,528,569     5,528,569
    Mortgage loans ..........................................       738,601       818,022
    Policy loans ............................................       215,846       215,846
    Separate account seed money .............................        25,366        25,366
    Common stocks ...........................................         2,609         2,609
    Partnerships ............................................         8,766         7,504
    Securities lending collateral ...........................       585,760       585,760
    Variable annuity assets held in separate accounts .......    14,758,642    14,758,642

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,285,098   $ 4,173,950
    Reserves for guaranteed investment contracts ............       359,561       367,393
    Securities lending payable ..............................       585,760       585,760
    Variable annuity liabilities related to separate accounts    14,758,642    14,758,642

5.    REINSURANCE

      GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"): A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit that varies by product (the GMDB). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; the principal invested, adjusted for withdrawals, accumulated at up to 5% per annum (subject to certain caps); or an amount equal to the highest account value in effect on any anniversary date under the contract. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, a portion of the GMDB risk on approximately 33% (calculated based on current account value) of the contracts with such features had been reinsured. Approximately half of this reinsurance will cease on March 31, 2004. In 2003, a substantial majority of contracts sold have reinsurance coverage. However, the Company does not currently have reinsurance coverage on the majority of the contracts to be sold after 2003. Reinsurance coverage is subject to limitations such as caps and deductibles. GMDB reinsurance premiums of $20,691,000, $15,544,000 and $8,200,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively. GMDB-

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      related contractholder benefits incurred, net of related reinsurance, were $63,268,000 (net of $8,042,000 of reinsurance recoveries), $67,492,000
      (net of $8,362,000 of reinsurance recoveries) and $17,839,000 (net of $3,767,000 of reinsurance recoveries) for 2003, 2002 and 2001, respectively. In accordance with Generally Accepted Accounting Principles, the Company expenses such benefits in the period incurred, and therefore does not provide reserves for future benefits. However, effective January 1, 2004, the company will be required to record a liability for GMDBs (see
      Note 2).

      EARNINGS ENHANCEMENT BENEFIT ("EEB"): The Company issues certain variable annuity products that offer an optional Earnings Enhancement Benefit (EEB) feature. This optional feature provides an additional death benefit, for which the Company assesses a separate charge to contractholders who elect the feature. The EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The percentages vary by issue age and policy duration. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, approximately 8% (calculated based on current account value) of in-force contracts include EEB coverage, with 95% of the EEB risk fully reinsured. EEB reinsurance premiums of $4,045,000 and $2,106,000 were netted against variable annuity policy fees in 2003 and 2002, respectively. There were no EEB reinsurance premium in 2001.

      GUARANTEED MINIMUM INCOME BENEFIT ("GMIB"): The Company issues certain variable annuity products that contain or offer a Guaranteed Minimum Income Benefit ("GMIB") living benefit feature. This feature provides a minimum annuity payment guarantee for those contractholders who choose to receive fixed lifetime annuity payments after a seven, nine or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated policyholder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Substantially all of the Company's products containing the GMIB feature have been reinsured; furthermore, substantially all of the GMIB risk per individual reinsured contract has been transferred to the reinsurer. However, the Company does not currently have reinsurance coverage on contracts to be sold after the middle of 2004. GMIB reinsurance premiums of $6,059,000, $4,902,000 and $5,047,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively.

      The universal life insurance contracts are subject to reinsurance ceded agreements. In order to limit the exposure to loss on any single insured, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. Reinsurance premiums of $33,710,000, $34,098,000 and $34,011,000 were netted against universal life insurance fees in 2003, 2002 and 2001, respectively. Reinsurance recoveries were $34,036,000, $29,171,000 and $31,591,000 in 2003, 2002 and 2001, respectively. Total reserve credits of $3,705,000 and $3,641,000 were taken against the life insurance reserves at December 31, 2003 and 2002, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. For the year ended December 31, 2003, the Company recorded income of $7,591,000 from this program, as compared to an income of $6,418,000 for the year ended December 31, 2002 and a cost of $6,909,000 for the year ended December 31, 2001. These amounts are reported as a component of general and administrative expenses in the consolidated statement of income and comprehensive income.

      With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

6.    COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has entered into seven agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2003 is $557,775,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $222,524,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $21,930,000 in 2004, $385,845,000 in 2005 and $150,000,000 in 2006. The Internal Revenue
      Service has initiated examinations into the transactions underlying these commitments, including the Company's role in the transactions. The Company is fully cooperating with the IRS. Management does not anticipate any material losses with respect to these commitments.

      At December 31, 2003, the Company was obligated to purchase approximately $18,000,000 of asset backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $11,000,000 in 2004 and $7,000,000 in 2006.

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2003 and 2002, 3,511 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                                  YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2003           2002           2001
                                                         -----------    -----------    -----------
                                                                      (IN THOUSANDS)
ADDITIONAL PAID-IN CAPITAL:
    Beginning balances ...............................   $ 1,125,753    $   925,753    $   493,010
    Capital contributions by Parent ..................            --        200,000             --
    Contribution of subsidiary by Parent .............            --             --        432,743
                                                         -----------    -----------    -----------
    Ending balances ..................................   $ 1,125,753    $ 1,125,753    $   925,753
                                                         ===========    ===========    ===========

RETAINED EARNINGS:
    Beginning balances ...............................   $   175,871    $   694,004    $   697,730
    Net income .......................................        85,672         34,251         90,369
    Dividends paid to Parent .........................            --             --        (94,095)
    Distribution of subsidiary to Parent .............            --       (552,384)            --
                                                         -----------    -----------    -----------
    Ending balances ..................................   $   261,543    $   175,871    $   694,004
                                                         ===========    ===========    ===========

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
    Beginning balances ...............................   $    16,504    $   (29,272)   $   (65,582)
    Change in net unrealized gains (losses) on
      debt securities available for sale .............       118,725         98,718         59,844
    Change in net unrealized gains (losses) on
      equity securities available for sale ...........         1,594         (1,075)          (400)
    Change in adjustment to deferred acquisition costs       (34,000)       (25,000)        (5,800)
    Cumulative effect of accounting change, net of tax            --             --          1,389
    Net change related to cash flow hedges ...........            --         (2,218)            81
    Tax effects of net changes .......................       (30,213)       (24,649)       (18,804)
                                                         -----------    -----------    -----------
    Ending balances ..................................   $    72,610    $    16,504    $   (29,272)
                                                         ===========    ===========    ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                     DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                     ------------    ------------
                                                           (IN THOUSANDS)
Gross unrealized gains .........................      $ 214,845       $ 205,052
Gross unrealized losses ........................        (60,136)       (170,662)
Adjustment to DAC ..............................        (43,000)         (9,000)
Deferred income taxes ..........................        (39,099)         (8,886)
                                                      ---------       ---------
Accumulated other comprehensive income .........      $  72,610       $  16,504
                                                      =========       =========

      On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

      On January 1, 2002, the Company declared a distribution to its Parent of 100% of the outstanding capital stock of its then consolidated subsidiary, Saamsun. Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Saamsun held the Company's asset management and broker-dealer segments. This distribution reduced the Company's shareholder's equity by $552,384,000, cash and short term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts (see Note 9). Net loss from these operations, on a combined basis, totaled $9,491,000 for the year ended December 31, 2001.

      On January 1, 2001, the Parent contributed all of its ownership interests in SA Affordable Housing, LLC ("SAAH LLC"), a wholly owned subsidiary, to the Company. The Company subsequently contributed all of its ownership interests in SAAH LLC to Saamsun. All of SAAH LLC's ownership interests were ultimately contributed to SAAMCO. SAAH LLC has investments in limited partnership interests whose primary purpose is the generation of rehabilitation tax credits, low income housing credits and passive losses. Realized tax credits are realized by its direct Parent, SAAMCO. At the time of the contribution, SAAH LLC had partnership assets of $432,120,000, other assets of $623,000 and shareholder's equity of $432,743,000. SAAH LLC's results of operations are included within the asset management operations. As a result of this transfer, additional paid-in capital was increased by $432,743,000. This contribution was approved by the Arizona Department of Insurance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholders in the year 2004 without obtaining prior approval is $59,884,000. No dividends were paid in the years ended December 31, 2003 and 2002. Dividends of $94,095,000 were paid on April 2, 2001.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $89,071,000 for the year ended December 31, 2003 and net losses of $180,737,000 and $122,322,000 for the years ended December 31, 2002 and 2001, respectively. The Company's statutory capital and surplus totaled $602,348,000 at December 31, 2003 and $463,905,000 at December 31, 2002.

8.    INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                               YEARS ENDED DECEMBER 31,
                                      ------------------------------------------
                                         2003            2002            2001
                                      ---------       ---------       ----------
                                                    (IN THOUSANDS)

Current ........................      $ 122,445       $(126,685)      $(105,158)
Deferred .......................       (100,685)        128,748         126,010
                                      ---------       ---------       ----------
Total income tax expense .......      $  21,760       $   2,063       $  20,852
                                      =========       =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                  --------------------------------
                                                    2003        2002        2001
                                                  --------    --------    --------
                                                           (IN THOUSANDS)

Amount computed at statutory rate .............   $ 37,601    $ 12,710    $ 42,547
Increases (decreases) resulting from:
   Amortization of differences between
      book and tax bases of net assets acquired         --          --         613
   State income taxes, net of federal
      tax benefit .............................         --          --       4,072
   Dividends received deduction ...............    (15,920)    (10,117)    (13,406)
   Tax credits ................................         --          --     (16,758)
   Other, net .................................         79        (530)      3,784
                                                  --------    --------    --------
      Total income tax expense ................   $ 21,760    $  2,063    $ 20,852
                                                  ========    ========    ========

      For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,304,000 at December 31, 2003. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      The significant components of the liability for Deferred Income Taxes are as follows:

                                                        DECEMBER 31,   DECEMBER 31,
                                                            2003           2002
                                                        ------------   ------------
(IN THOUSANDS)
DEFERRED TAX LIABILITIES:

Deferred acquisition costs ...........................   $ 455,151      $ 423,823
Other liabilities ....................................          --         42,289
Net unrealized gains on debt and equity securities
   available for sale ................................      39,098          8,885
                                                         ---------      ----------
Total deferred tax liabilities .......................     494,249        474,997
                                                         ---------      ----------
DEFERRED TAX ASSETS:

Investments ..........................................     (24,436)       (13,591)
Contractholder reserves ..............................    (158,112)       (84,943)
Guaranty fund assessments ............................      (3,408)        (3,774)
Deferred income ......................................     (21,881)       (16,416)
Other assets .........................................      (5,013)        (4,401)
                                                         ---------      ----------
Total deferred tax assets ............................    (212,850)      (123,125)
                                                         ---------      ----------
Deferred income taxes ................................   $ 281,399      $ 351,872
                                                         =========      =========

      In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

9.    RELATED-PARTY MATTERS

      As discussed in Notes 1 and 7, the Company declared a distribution to the Parent, effective January 1, 2002, of 100% of the outstanding common stock of its consolidated subsidiary, Saamsun.

      For the years ended December 31, 2003 and December 31, 2002, the Company paid commissions totaling $51,716,000 and $59,058,000 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Financial Advisors and Franklin Financial Services Corporation, respectively. Royal Alliance Associates, Inc. was a wholly owned subsidiary of the Company prior to January 1, 2002. For the year ended December 31, 2001, the Company paid commissions totaling $40,567,000 to six affiliated broker-dealers: SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc. and VALIC Financial Advisors. These affiliated broker-dealers, distribute a significant portion of the Company's variable annuity products, amounting to approximately 24.0%, 31.2% and 26.0% of deposits for each of the respective periods. Of the Company's mutual fund sales, 26.3% was distributed by these affiliated broker-dealers for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $126,531,000 for the year ended December 31, 2003, $119,981,000 for the year ended December 31, 2002 and $130,178,000 for the year ended December 31, 2001. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $48,733,000, $49,004,000 and $68,757,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      The Company paid $500,000, $790,000 and $219,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2003, 2002 and 2001, respectively (see Note
      2).

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2.3 million, $2.4 million and $5.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

      In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000.

      On June 10, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a former subsidiary of the Company and registered investment advisor, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement is retroactive to January 1, 2002. Variable annuity fees of $60,458,000 and $62,562,000 were included in the consolidated statement of income and comprehensive income relating to the SAAMCO Agreement for the years ended December 31, 2003 and 2002. Of this amount $54,753,000 and $57,745,000 has been paid to the Company in 2003 and 2002 and $5,705,000 and $4,817,000 remained receivables from SAAMCO at December 31, 2003 and 2002, respectively.

      On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby the Company has the right to borrow up to $500,000,000 from AIGRS. Any advances made by AIGRS under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby AIGRS has the right to borrow up to

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003. At December 31, 2002, $50,000,000 was due to the Company under this agreement. This receivable was collected in January 2003 and was included in due from affiliates on the balance sheet at December 31, 2002.

      On September 26, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby the Company has the right to borrow up to $500,000,000 from SunAmerica Investments, Inc. Any advances made by SunAmerica Investments, Inc. under this agreement must be repaid within 30 days. At December 31, 2003, the Company owed $14,000,000 under this agreement. This payable was paid in January 2004 and was included in due to affiliates on the balance sheet at December 31, 2003. No borrowings were outstanding under this agreement at December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby SunAmerica Investments, Inc. has the right to borrow up to $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

10.   BUSINESS SEGMENTS

      As a result of the distribution of Saamsun to the Parent on January 1, 2002, the Company had one business segment in 2003 and 2002, annuity operations (see Note 7). Prior to January 1, 2002, the Company had three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2. The Company evaluates performance based on profit or loss from operations before income taxes. There were no intersegment revenues for the year ended December 31, 2001. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the Company and allocates depreciation of such assets to the Company.

      Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 14.6% of sales in the year ended December 31, 2003, 11.9% of sales in the year ended December 31, 2002 and 12.2% of sales in the year ended December 31, 2001. No other independent selling organization was responsible for 10% or more of sales for any such period. For the year ended December 31, 2001, there was no single independent selling organization that accounted for 10% or more of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives does not compose a material percentage of total revenues in the broker-dealer operations for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

      Summarized data for the Company's business segments follow:

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2003:

REVENUES:
Fee income:
    Variable annuity fees ................       $    290,132   $       --   $       --   $    290,132
    Universal life insurance fees ........             35,816           --           --         35,816
    Surrender charges ....................             27,733           --           --         27,733
    Other fees ...........................                 --           --           --             --
                                                 ------------   ----------   ----------   ------------
        Total fee income .................            353,681           --           --        353,681

Investment income ........................            398,304           --           --        398,304
Net realized investment losses ...........            (30,354)          --           --        (30,354)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            721,631           --           --        721,631
                                                 ------------   ----------   ----------   ------------
BENEFITS AND EXPENSES:
Interest expense .........................            237,585           --           --        237,585
General and administrative expenses ......             83,013           --           --         83,013
Amortization of deferred acquisition costs            156,906           --           --        156,906
Annual commissions .......................             55,661           --           --         55,661
Claims on universal life contracts, net of
    reinsurance ..........................             17,766           --           --         17,766
Guaranteed minimum death benefits, net of
    reinsurance recoveries ...............             63,268           --           --         63,268
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            614,199           --           --        614,199
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
    accounting change ....................       $    107,432   $       --   $       --   $    107,432
                                                 ============   ==========   ==========   ============

Total assets .............................       $ 27,781,851   $       --   $       --   $ 27,781,851
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --   $         --
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2002:

REVENUES:
Fee income:
   Variable annuity fees .................       $    295,509   $       --   $       --   $    295,509
   Universal life insurance fees .........             36,253           --           --         36,253
   Surrender charges .....................             32,507           --           --         32,507
   Other fees ............................              3,305           --           --          3,305
                                                 ------------   ----------   ----------   ------------
      Total fee income ...................            367,574           --           --        367,574

Investment income ........................            377,556           --           --        377,556
Net realized investment losses ...........            (65,811)          --           --        (65,811)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            679,319           --           --        679,319

BENEFITS AND EXPENSES:
Interest expense .........................            234,261           --           --        234,261
General and administrative expenses ......             79,287           --           --         79,287
Amortization of deferred acquisition costs            187,860           --           --        187,860
Annual commissions .......................             58,389           --           --         58,389
Claims on universal life contracts, net of
   reinsurance ...........................             15,716           --           --         15,716
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             67,492           --           --         67,492
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            643,005           --           --        643,005
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
   accounting change .....................       $     36,314   $       --   $       --   $     36,314
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 23,538,832   $       --   $       --   $ 23,538,832
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --            $--
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001:

REVENUES:
Fee income:
    Variable annuity fees ................       $    337,384   $   11,499   $       --   $    348,883
    Net retained commissions .............                 --        2,210       45,362         47,572
    Asset management fees ................                 --       63,529           --         63,529
    Universal life insurance fees ........             36,475           --           --         36,475
    Surrender charges ....................             24,911           --           --         24,911
    Other fees ...........................              3,626        9,350        1,575         14,551
                                                 ------------   ----------   ----------   ------------
Total fee income .........................            402,396       86,588       46,937        535,921

Investment income ........................            358,710       14,988          570        374,268
Net realized investment losses ...........            (59,784)     (32,927)          --        (92,711)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            701,322       68,649       47,507        817,478

BENEFITS AND EXPENSES:
Interest expense .........................            240,499        4,115          360        244,974
General and administrative expenses ......             80,026       27,430       29,486        136,942
Amortization of deferred acquisition costs            144,273       76,043           --        220,316
Annual commissions .......................             58,278           --           --         58,278
Claims on universal life contracts, net of
   reinsurance ...........................             17,566           --           --         17,566
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             17,839           --           --         17,839
                                                 ------------   ----------   ----------   ------------
Total benefits and Expenses ..............            558,481      107,588       29,846        695,915

Pretax income before cumulative effect of
   accounting change .....................       $    142,841   $  (38,939)  $   17,661   $    121,563
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 26,207,279   $  659,876   $   72,950   $ 26,940,105
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $      614   $      608   $      1,222
                                                 ============   ==========   ==========   ============

                          VARIABLE ANNUITY ACCOUNT TWO

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 2004

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                 ANNUAL REPORT
                                AUGUST 31, 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm .......... 1
Statement of Assets and Liabilities .............................. 2
Schedule of Portfolio Investments ................................ 3
Statement of Operations .......................................... 4
Statement of Changes in Net Assets ............................... 5
Notes to Financial Statements .................................... 7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Two

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Two, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at August 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Los Angeles, California
December 17, 2004

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2004

                                         Government &      Cash          Davis        International                         MFS
                                         Quality Bond   Management   Venture Value   Growth & Income   Marsico Growth   Total Return
                                           Portfolio    Portfolio      Portfolio        Portfolio         Portfolio       Portfolio
                                           (Class 1)    (Class 1)      (Class 1)        (Class 1)         (Class 1)       (Class 1)
                                         ------------   ----------   -------------   ---------------   --------------   ------------
Assets:
 Investments in Anchor Series Trust,
    at net asset value                      $12,593      $      0      $        0        $      0        $        0        $      0
 Investments in SunAmerica Series
    Trust, at net asset value                     0       415,434       1,765,773         619,975         1,769,197         574,608

Liabilities                                       0             0               0               0                 0               0
                                            -------      --------      ----------        --------        ----------        --------
Net assets:                                 $12,593      $415,434      $1,765,773        $619,975        $1,769,197        $574,608
                                            =======      ========      ==========        ========        ==========        ========
 Accumulation units                          12,593       415,434       1,749,698         619,975         1,769,197         574,608
 Contracts in payout (annuitization)
    period                                        0             0          16,075               0                 0               0
                                            -------      --------      ----------        --------        ----------        --------
      Total net assets                      $12,593      $415,434      $1,765,773        $619,975        $1,769,197        $574,608
                                            =======      ========      ==========        ========        ==========        ========
Accumulation units outstanding                  746        32,307          61,759          53,654           195,909          24,555
                                            =======      ========      ==========        ========        ==========        ========
Unit value of accumulation units            $ 16.89      $  12.86      $    28.59        $  11.56        $     9.03        $  23.40
                                            =======      ========      ==========        ========        ==========        ========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 AUGUST 31, 2004

                                                                Net Asset Value     Net Asset
          Variable Accounts                           Shares       Per Share          Value           Cost
          -----------------                           ------       ---------          -----           ----
ANCHOR SERIES TRUST:
 Government & Quality Bond Portfolio (Class 1)           809        $ 15.57        $   12,593      $   12,346

SUNAMERICA SERIES TRUST:
 Cash Management Portfolio (Class 1)                  38,770        $ 10.72           415,434      $  413,209
 Davis Venture Value Portfolio (Class 1)              74,380          23.74         1,765,773       1,958,597
 International Growth & Income Portfolio (Class 1)    59,802          10.37           619,975         651,831
 Marsico Growth Portfolio (Class 1)                  186,141           9.50         1,769,197       1,989,783
 MFS Total Return Portfolio (Class 1)                 34,894          16.47           574,608         645,929

                See accompanying notes to financial statements  .

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                              FOR THE YEAR ENDED
                                 AUGUST 31, 2004

                                              Government &     Cash         Davis       International                       MFS
                                              Quality Bond  Management  Venture Value  Growth & Income  Marsico Growth  Total Return
                                               Portfolio    Portfolio     Portfolio       Portfolio       Portfolio       Portfolio
                                             (Class 1) (1)  (Class 1)     (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                             -------------  ---------     ---------       ---------       ---------       ---------
Investment income:
    Dividends                                    $   0      $  21,541     $  23,024       $  10,591       $      0        $ 20,219
                                                 -----      ---------     ---------       ---------       --------        --------
    Total investment income                          0         21,541        23,024          10,591              0          20,219
                                                 -----      ---------     ---------       ---------       --------        --------
Expenses:
    Mortality and expense risk charge              (79)        (6,450)      (24,458)         (8,233)       (25,342)         (7,639)
    Distribution expense charge                    (10)          (774)       (2,935)           (988)        (3,041)           (917)
                                                 -----      ---------     ---------       ---------       --------        --------
    Total expenses                                 (89)        (7,224)      (27,393)         (9,221)       (28,383)         (8,556)
                                                 -----      ---------     ---------       ---------       --------        --------

Net investment income  (loss)                      (89)        14,317        (4,369)          1,370        (28,383)         11,663
                                                 -----      ---------     ---------       ---------       --------        --------
Net realized gains (losses) from securities
  transactions:
    Proceeds from shares sold                       92        427,824       666,716         206,580        630,941         193,772
    Cost of shares sold                            (94)      (526,514)     (777,462)       (237,367)      (707,702)       (227,465)
                                                 -----      ---------     ---------       ---------       --------        --------

Net realized gains (losses) from securities
  transactions                                      (2)       (98,690)     (110,746)        (30,787)       (76,761)        (33,693)
Realized gain distributions                          0         77,414             0               0              0               0
                                                 -----      ---------     ---------       ---------       --------        --------
Net realized gains (losses)                         (2)       (21,276)     (110,746)        (30,787)       (76,761)        (33,693)
                                                 -----      ---------     ---------       ---------       --------        --------
Net unrealized appreciation (depreciation)
  of investments:
    Beginning of period                              0         (5,742)     (535,635)       (183,774)      (397,470)       (156,864)
    End of period                                  247          2,225      (192,824)        (31,856)      (220,586)        (71,321)
                                                 -----      ---------     ---------       ---------       --------        --------
Change in net unrealized appreciation
  (depreciation) of investments                    247          7,967       342,811         151,918        176,884          85,543
                                                 -----      ---------     ---------       ---------       --------        --------
Increase (decrease) in net assets from
  operations                                     $ 156      $   1,008     $ 227,696       $ 122,501       $ 71,740        $ 63,513
                                                 =====      =========     =========       =========       ========        ========

       (1) For the period December 5, 2003 (Inception) to August 31, 2004.

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 AUGUST 31, 2004

                                          Government &        Cash         Davis       International                         MFS
                                          Quality Bond     Management  Venture Value  Growth & Income   Marsico Growth  Total Return
                                            Portfolio      Portfolio     Portfolio       Portfolio         Portfolio      Portfolio
                                          (Class 1) (1)    (Class 1)     (Class 1)       (Class 1)         (Class 1)      (Class 1)
                                          -------------    ---------     ---------       ---------         ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)              $    (89)      $  14,317    $    (4,369)     $   1,370       $   (28,383)     $  11,663
  Net realized gains (losses) from
    securities transactions                       (2)        (21,276)      (110,746)       (30,787)          (76,761)       (33,693)
  Change in net unrealized appreciation
    (depreciation) of investments                247           7,967        342,811        151,918           176,884         85,543
                                            --------       ---------    -----------      ---------       -----------      ---------
  Increase (decrease) in net assets from
    operations                                   156           1,008        227,696        122,501            71,740         63,513
                                            --------       ---------    -----------      ---------       -----------      ---------
From capital transactions:
  Net proceeds from units sold                 5,700           1,760          1,477          2,906             1,482          1,453
  Cost of units redeemed                           0        (155,432)      (634,506)      (151,243)         (560,059)      (181,708)
  Net transfers                                6,743         (81,759)         5,736         10,207            60,387          8,546
  Contract maintenance charge                     (6)           (394)        (1,541)          (557)           (1,463)          (472)
                                            --------       ---------    -----------      ---------       -----------      ---------
  Increase (decrease) in net assets from
    capital transactions                      12,437        (235,825)      (628,834)      (138,687)         (499,653)      (172,181)
                                            --------       ---------    -----------      ---------       -----------      ---------
Increase (decrease) in net assets             12,593        (234,817)      (401,138)       (16,186)         (427,913)      (108,668)
Net assets at beginning of period                  0         650,251      2,166,911        636,161         2,197,110        683,276
                                            --------       ---------    -----------      ---------       -----------      ---------
Net assets at end of period                 $ 12,593       $ 415,434    $ 1,765,773      $ 619,975       $ 1,769,197      $ 574,608
                                            ========       =========    ===========      =========       ===========      =========

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Units sold                                       341             110             53            261               158             64
Units redeemed                                     0         (12,041)       (23,318)       (14,249)          (61,344)        (8,177)
Units transferred                                405          (6,128)           220            807             6,570            391
                                            --------       ---------    -----------      ---------       -----------      ---------
Increase (decrease) in units outstanding         746         (18,059)       (23,045)       (13,181)          (54,616)        (7,722)
Beginning units                                    0          50,366         84,804         66,835           250,525         32,277
                                            --------       ---------    -----------      ---------       -----------      ---------
Ending units                                     746          32,307         61,759         53,654           195,909         24,555
                                            ========       =========    ===========      =========       ===========      =========

       (1) For the period December 5, 2003 (Inception) to August 31, 2004.

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 AUGUST 31, 2003

                                                     Cash            Davis         International                           MFS
                                                  Management     Venture Value    Growth & Income    Marsico Growth    Total Return
                                                   Portfolio       Portfolio         Portfolio         Portfolio         Portfolio
                                                   (Class 1)       (Class 1)         (Class 1)         (Class 1)         (Class 1)
                                                  ---------       -----------        ---------        -----------        ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                    $  20,893       $     3,639        $   1,702        $   (28,038)       $   4,528

  Net realized gains (losses) from
     securities transactions                         22,807          (233,603)         (80,525)           174,859          (59,134)
  Change in net unrealized appreciation
     (depreciation) of investments                  (37,588)          411,396          107,130            248,445           93,813
                                                  ---------       -----------        ---------        -----------        ---------
     Increase (decrease) in net assets
       from operations                                6,112           181,432           28,307            395,266           39,207
                                                  ---------       -----------        ---------        -----------        ---------

From capital transactions:
  Net proceeds from units sold                        3,761             1,264            2,527              1,278            1,266
  Cost of units redeemed                           (334,248)         (286,439)         (69,290)          (279,862)        (116,720)
  Net transfers                                       7,977          (141,012)             587           (138,151)         (31,604)
  Contract maintenance charge                          (623)           (2,099)            (662)            (1,872)            (650)
                                                  ---------       -----------        ---------        -----------        ---------
     Decrease in net assets from capital
       transactions                                (323,133)         (428,286)         (66,838)          (418,607)        (147,708)
                                                  ---------       -----------        ---------        -----------        ---------

Decrease in net assets                             (317,021)         (246,854)         (38,531)           (23,341)        (108,501)
Net assets at beginning of period                   967,272         2,413,765          674,692          2,220,451          791,777
                                                  ---------       -----------        ---------        -----------        ---------

Net assets at end of period                       $ 650,251       $ 2,166,911        $ 636,161        $ 2,197,110        $ 683,276
                                                  =========       ===========        =========        ===========        =========

ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
Units sold                                              292                56              302                176               64
Units redeemed                                      (26,770)          (12,541)          (8,155)           (38,319)          (5,914)
Units transferred                                     1,597            (6,418)            (286)           (19,996)          (1,664)
                                                  ---------       -----------        ---------        -----------        ---------

Decrease in units outstanding                       (24,881)          (18,903)          (8,139)           (58,139)          (7,514)
Beginning units                                      75,247           103,707           74,974            308,664           39,791
                                                  ---------       -----------        ---------        -----------        ---------
Ending units                                         50,366            84,804           66,835            250,525           32,277
                                                  =========       ===========        =========        ===========        =========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION

      Variable Annuity Account Two of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company for 2002. Effective March 1, 2003, the Company is using its new name exclusively. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

      The Separate Account offers the Vista product.

      The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the company. No underwriting fees are paid in connection with the distribution of the contracts.

      The Separate Account is composed of six variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of (1) a designated portfolio of the Anchor Series Trust ("Anchor Trust"), or (2) one of the five currently available investment portfolios of the SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (collectively referred to as the "Trusts") are diversified open-end investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The Anchor Trust and the SunAmerica Trust are affiliated investment companies. The participant may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the six Variable Accounts and do not include balances allocated to the General Account.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION (continued)

      On December 5, 2003, the portfolios of the Mutual Fund Variable Annuity Trust ("MFVAT") were reorganized into the SunAmerica Trust. On that date, the Variable Accounts that invested in portfolios of the MFVAT exchanged their shares in the portfolios of the MFVAT, for shares with an equal value in similar portfolios of the SunAmerica Trust. The unit value of each Variable Account has been adjusted to reflect the unit value of other variable accounts that invest in the same portfolios of the SunAmerica Trust. This adjustment in unit value resulted in an increase/decrease of units outstanding with no change in the net assets of each Variable Account. This tax-free reorganization was accounted for as a merger and units outstanding and unit values have been retroactively restated for all periods presented.

  Predecessor MFVAT Portfolio           Current SunAmerica Trust Portfolio
  ---------------------------           ----------------------------------
Growth and Income Portfolio          Davis Venture Value Portfolio
Capital Growth Portfolio             Marsico Growth Portfolio
International Equity Portfolio       International  Growth  and Income Portfolio
Asset Allocation Portfolio           MFS Total Return Portfolio
U.S. Government Income Portfolio     Cash Management Portfolio
Money Market Portfolio               Cash Management Portfolio

      In addition to these reorganizations, on December 5, 2003, the Government & Quality Bond Portfolio of the Anchor Trust was also added to the Separate Account.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.


      USE OF ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

      RESERVES FOR ANNUITY CONTRACTS ON BENEFITS: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

      At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AIG SunAmerica Life Assurance Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to AIG SunAmerica Life Assurance Company.

      Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.    CHARGES AND DEDUCTIONS

      Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

      WITHDRAWAL CHARGE: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of 6% of any amount withdrawn that exceed the free withdrawal amount and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

      CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $30 is charged against certain contracts issued, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance fee is recorded as redemptions in the accompanying Statement of Changes in Net Assets.

      MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio is 1.25%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract maintenance charges will be insufficient in the future to cover the cost of administering the contract.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.    CHARGES AND DEDUCTIONS (continued)

      DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

      TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

      PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range from 0% to 3%. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

      SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of the trusts' shares acquired and the aggregate proceeds from shares sold during the year ended August 31, 2004 consist of the following:

                                                    Cost of Shares  Proceeds from
               Variable Accounts                       Acquired      Shares Sold
               -----------------                       --------      -----------
ANCHOR TRUST:
Government & Quality Bond Portfolio (Class 1)          $ 12,440       $     92

SUNAMERICA TRUST:
Cash Management Portfolio (Class 1)                    $283,480       $427,824
Davis Venture Value Portfolio (Class 1)                  33,513        666,716
International Growth & Income Portfolio (Class 1)        69,263        206,580
Marsico Growth Portfolio (Class 1)                      102,905        630,941
MFS Total Return Portfolio (Class 1)                     33,254        193,772

5.    OTHER MATTERS

      On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of The Company ("Depositor") consented to the settlement of an injunctive action instituted by the SEC. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. However, absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
      Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which Depositor funds variable annuities. The Depositor expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.    UNIT VALUES

      A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended August 31, 2004, 2003 and 2002 follows:

                                 At August 31                           For the Year Ended August 31
                  -------------------------------------------                   Investment
                                      Unit        Net Assets         Expense      Income          Total
    Year           Units         Fair Value ($)       ($)           Ratio (1)    Ratio (2)       Return (3)
    ----           -----         --------------       ---           ---------    ---------       ----------
Government and Quality Bond Portfolio (Class 1)
    2004              746            16.89           12,593           1.40%           -(4)        1.44%(4)
    2003                -                -                -              -            -              -
    2002                -                -                -              -            -              -

Cash Management Portfolio (Class 1) (5)
    2004           32,307            12.86          415,434           1.40%        4.23%         -0.39%
    2003           50,366            12.91          650,251           1.40%        3.72%          0.47%
    2002           75,247            12.85          967,272           1.40%        4.54%          6.11%

Davis Venture Value Portfolio (Class 1) (5)
    2004           61,759            28.59        1,765,773           1.40%        1.18%         11.90%
    2003           84,804            25.55        2,166,911           1.40%        1.58%          9.78%
    2002          103,707            23.28        2,413,765           1.40%        1.73%        -16.94%

International Growth and Income Portfolio (Class 1) (5)
    2004           53,654            11.56          619,975           1.40%        1.66%         21.43%
    2003           66,835             9.52          636,161           1.40%        1.68%          5.74%
    2002           74,974             9.00          674,692           1.40%           -          -8.73%

Marsico Growth Portfolio (Class 1) (5)
    2004          195,909             9.03        1,769,197           1.40%           -           2.96%
    2003          250,525             8.77        2,197,110           1.40%           -          21.91%
    2002          308,664             7.20        2,220,451           1.40%        0.02%        -22.78%

MFS Total Return Portfolio (Class 1) (5)
    2004           24,555            23.40          574,608           1.40%        3.33%         10.59%
    2003           32,277            21.16          683,276           1.40%        2.06%          6.46%
    2002           39,791            19.88          791,777           1.40%        2.94%        -10.15%

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets for each period indicated. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated.

(4)   For the period from December 5, 2003 (inception) to August 31, 2004.

(5)   Reorganized on December 5, 2003. See Note 1 to the financial statements.